UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

OCLARO, INC.
(Exact name of Registrant as specified in its charter)

000-30684
(Commission file number)

Delaware (State or other jurisdiction of incorporation or organization)	20-1303994 (I.R.S. Employer Identification Number)
2584 Junction Avenue, San Jose, California 95134
(Address of principal executive offices, zip code)
(408) 383-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
On July 26, 2010, Oclaro, Inc., a Delaware corporation ( “Oclaro” or the “Company”) filed a current report on Form 8-K to report, under Item 2.01 thereof, that it had entered into an Agreement of Merger (the “Merger Agreement”) with Mintera Corporation, a Delaware corporation (“Mintera”), Nikko Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Oclaro (“Merger Sub”), and Shareholder Representative Services LLC, as the Stockholders’ Agent. The Merger closed on July 21, 2010, and became effective on that date. This Amendment No. 1 on Form 8-K/A is being filed to provide the historical audited and unaudited financial information and unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K in connection with the completion of the Merger.
(a) Financial Statements of Businesses Acquired
(1) The audited financial statements of Mintera, including the audited balance sheets of Mintera as of December 31, 2009 and 2008, and the audited statements of operations, statements of changes in redeemable convertible preferred stock and stockholders’ deficit, and statement of cash flows of Mintera for each of the two years in the period ended December 31, 2009, the notes related thereto, and the report of Mintera’s independent accountants, PricewaterhouseCoopers LLP, are hereby incorporated by reference to Exhibit 99.1 hereto.
(2) The unaudited condensed financial statements of Mintera, including the unaudited condensed balance sheet of Mintera as of June 30, 2010 and the unaudited condensed statements of operations and cash flows of Mintera for the six months ended June 30, 2010 and 2009, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements describing the unaudited pro forma effects of the business combination on the Company’s balance sheet as of July 3, 2010 and statement of operations for the year ended July 3, 2010, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.3 hereto.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement of Merger, dated as of July 20, 2010, by and among Oclaro, Inc., Nikko Acquisition Corp., Mintera Corporation and Shareholder Representative Services LLC (previously filed as Exhibit 2.1 to the Company’s current report on Form 8-K, filed with the SEC on July 26, 2010, and incorporated herein by reference).

23.1	Consent of Independent Accountants.

99.1	The audited financial statements of Mintera, including the audited balance sheets of Mintera as of December 31, 2009 and 2008, and the audited statements of operations, statements of changes in redeemable convertible preferred stock and stockholders’ deficit, and statement of cash flows of Mintera for each of the two years in the period ended December 31, 2009, the notes related thereto, and the report of Mintera’s independent accountants, PricewaterhouseCoopers LLP.

99.2	The unaudited condensed financial statements of Mintera, including the unaudited condensed balance sheet of Mintera as of June 30, 2010 and the unaudited condensed statements of operations and cash flows of Mintera for the six months ended June 30, 2010 and 2009, and the notes related thereto.

99.3	The unaudited pro forma condensed combined financial statements describing the unaudited pro forma effects of the business combination on the Company’s balance sheet as of July 3, 2010 and statements of operations for the year ended July 3, 2010, and the notes related thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: September 28, 2010	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer
EXHIBIT LIST

Exhibit No.	Description
2.1	Agreement of Merger, dated as of July 20, 2010, by and among Oclaro, Inc., Nikko Acquisition Corp., Mintera Corporation and Shareholder Representative Services LLC (previously filed as Exhibit 2.1 to the Company’s current report on Form 8-K, filed with the SEC on July 26, 2010, and incorporated herein by reference).

23.1	Consent of Independent Accountants.

99.1	The audited financial statements of Mintera, including the audited balance sheets of Mintera as of December 31, 2009 and 2008, and the audited statements of operations, statements of changes in redeemable convertible preferred stock and stockholders’ deficit, and statement of cash flows of Mintera for each of the two years in the period ended December 31, 2009, the notes related thereto, and the report of Mintera’s independent accountants, PricewaterhouseCoopers LLP.

99.2	The unaudited condensed financial statements of Mintera, including the unaudited condensed balance sheet of Mintera as of June 30, 2010 and the unaudited condensed statements of operations and cash flows of Mintera for the six months ended June 30, 2010 and 2009, and the notes related thereto.

99.3	The unaudited pro forma condensed combined financial statements describing the unaudited pro forma effects of the business combination on the Company’s balance sheet as of July 3, 2010 and statements of operations for the year ended July 3, 2010, and the notes related thereto.